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                                    EXHIBIT 10.4

                              CMS-TM- AGENCY AGREEMENT
                 FARMERS AND MERCHANTS BANK AND TRUST OF WATERTOWN


This Agreement is entered into this _________ day of ______, _______, by and between _____________________________ (hereinafter referred to as "Customer" whether one or more) and Farmers and Merchants Bank and Trust of Watertown, 35 First Avenue Northeast, Watertown, South Dakota 57201, (hereinafter referred to as "Bank"), and establishes an agency account with Bank's Trust Department as follows:

     1. DEPOSITS AND INVESTMENTS. Customer shall from time to time deposit checks or money in checking account # ________ at Bank (the "Checking Account"). At the conclusion of each business weekday, the balance of funds in the Checking Account which are deemed collected under normal banking procedures employed by Bank and its data processor in excess of $________ ("Minimum Balance") shall be transferred in increments of $_________ (the "Minimum Transfer Amount") from customer's Checking Account by Bank into another account in Customer's name at Bank (the" Agency Account"). Customer hereby directs that the entirety of the funds in the CMS-TM- Agency Account be invested on a daily basis by Bank's Trust Department, as agent for Customer in repurchase agreements of Bank collateralized by a poof of securities which are direct or indirect obligations of the United States Government or are obligations of or guaranteed by agencies of United States Government. The repurchase agreements shall be in the form attached hereto and incorporated by this reference. In the event that said repurchase agreement not be offered by the Bank, for whatever reason. Customer hereby authorizes Bank's Trust Department to select a money market fund for investment of Customer's funds; in which case the Bank's Trust Department shall give written notice to Customer of such selection and Customer agrees to be bound by and be deemed to have approved such selection until such time as Bank's Trust Department receives Customer's written objection to such selection. Bank shall have no liability for the selection of such money market fund except due to its gross negligence or willful misconduct. Customer expressly authorizes Bank's Trust Department to make any and all purchases and sales of any investments permitted hereunder as Customer's agent in the nominee name of Bank's Trust Department.

     2. INSUFFICIENT MINIMUM BALANCE. If at any time Customer's balance of collected funds in its Checking Account falls below the Minimum Balance, Customer directs Bank's Trust Department to sell or redeem investments and to automatically transfer funds in increments of the

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          Minimum Transfer Amount from the CMS-TM- Agency Account to the
          Checking Account.

     3. INCOME AND INTEREST. Bank's Trust Department shall collect and receive the interest and other income from the investments made in the CMS-TM- Agency Account and shall credit these earnings to the CMS-TM-Agency Account on a monthly basis.

     4. SERVICE CHARGES: MINIMUM BALANCES. The Bank reserves the right to make such service charges and to impose and change minimum balance requirements as may, from time to time, be prescribed by its rules governing the types of accounts described herein.

     5.   REPRESENTATIONS.

          (a) INDIVIDUAL/FIDUCIARY. Customer, if an individual or fiduciary, represents, covenants and warrants that he/she/they has/have full right, power and authority and is/are of legal age to enter into this Agreement. If more than one individual has executed this Agreement as Customer, they agree that they are owners of the Checking Account and CMS-TM- Agency Account, funds placed therein, and the deposits and investments therein joint tenants with rights of survivorship, and not as tenants in common, and the Bank is authorized to pay out, honor checks, or otherwise disburse on the order of either. During the lifetime of both, and after the death of either, said accounts and the funds and investments thereof shall be the property of and payable to the order of the survivor.

          (b) CORPORATION/PARTNERSHIP. The Customer represents, covenants, and warrants that:

               (1) The Customer, if a corporation or partnership, is duly organized and existing, in good standing under the laws of the State under which it was incorporated or exists, and has the power to own its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in the State of South Dakota and in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

               (2) The Customer has full power and authority to enter into this Agreement and no consent or approval or any public authority or of any other person or entity is required as a condition to the validity and enforceability of this Agreement.


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               (3)  This Agreement constitutes the valid and legally binding obligations of the Customer and is enforceable in accordance with its terms.

     6. APPLICABLE LAWS. This Agreement shall be deemed to be a contract made under and pursuant to the laws of the State of South Dakota and the rights of the parties hereto shall be controlled, interpreted, and determined in accordance with the laws of the State of South Dakota and any rules and regulations applicable to banks in South Dakota.

     7. SUCCESSORS, ETC. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

     8.   DEATH/DISSOLUTLON.

          (a) INDIVIDUAL/FIDUCIARY. If Customer is an individual, the authority of Bank to act as agent hereunder shall not be affected by Customer's disability or incapacity, and the authority granted herein shall continue during any period while Customer is disabled or incapacitated. Furthermore, all such authority shall continue after Customer's death, and notice of such death shall have been received by a trust officer of the Bank so that Bank has actual knowledge that Customer has died. Any action taken in good faith by Bank during any period while it is uncertain whether Customer is alive, before said Bank receives actual knowledge of customer's death, or, in any event, taken during any period while customer is disabled or incapacitated, shall be valid as if Customer were alive, competent, and not disabled. If Customer is a fiduciary, Customer warrants that his/her/their authority shall continue until written notice to the contrary is delivered to an officer of Bank's Trust Department.

          (b) CORPORATION/PARTNERSHIP. If Customer is a Corporation or Partnership, the authority of Bank to act as agent hereunder shall not be affected by Customer's dissolution or should Customer cease doing business for any reason. Furthermore, all such authority shall continue after Customer's dissolution or cessation of business, until notice of such dissolution or cessation of business shall have been received by a trust officer of the Bank so that Bank has actual knowledge that Customer has dissolved or ceased doing business. Any action taken by Bank during any period while it is uncertain of the customer's status shall be valid as if Customer


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               were viable.

     9. TERMINATION. Either Bank or Customer may cancel this Agreement at any time by written notice mailed to the address of the other party listed herein.

     10. CHANGE OF TERMS. The terms and conditions of this Agreement may be changed by Bank by mailing to Customer at their address listed herein notification of the new terms and conditions at least 30 days prior to the date on which such new terms and conditions are to become effective.

     11. INVESTMENT ACCOUNT NOT AN FDIC INSURED DEPOSIT. THE MONIES IN THE CMS-TM- AGENCY ACCOUNT ARE NOT DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. Neither the value of the investments purchased or the rate of return are guaranteed by the Bank and Customer agrees that the Bank shall not be responsible for any decline in the value of the investments or variation in the rate of return.

     12. INVESTMENT DECISION SOLELY BY CUSTOMER. Customer acknowledges that this Agreement has been made voluntarily after full and careful review of the program, including but not limited to the disclosures and terms in the form of repurchase agreement attached hereto, and that Customer has relied solely on his/her/their/its knowledge in entering into the Agreement and making the deposits and investments authorized herein, and has not relied on any statement made by the Bank or any of its officers, directors, employees, agents, servants, or independent contractors concerning this investment. The sole duty of the Bank with respect to this Agreement and the agency relationship with the Customer is to execute purchases and redemptions of investments as the Customer may order pursuant to the terms of this Agreement. Furthermore, Customer agrees that the Bank shall not be liable on account of any action, omission, information, or recommendation in connection with the investment of the Customer except for the Bank's gross negligence or willful misconduct.


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     13.  SUPERSEDES PRIOR AGREEMENT.  This Agreement supersedes any prior
          CMS-TM- Agency Account Agreement.

CUSTOMER:                     ACCEPTED:

Name(s)                                Farmers & Merchants Bank &
       -----------------------------     Trust of Watertown
By:                                    By:
   ---------------------------------      ------------------------------------

Title:                                 Title:
      ------------------------------         ---------------------------------

Address:                               ACKNOWLEDGED:
        ----------------------------
                                       Farmers & Merchants Bank &
------------------------------------    Trust of Watertown - Trust
                                         Department
------------------------------------

Telephone:                              By:
          --------------------------       -----------------------------------

Taxpayer Identification Number:         Title:
                               -----          --------------------------------



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